For Period Ending 06/30/00
File No. 811-8274


77Q

Copy of Specimen Investment Management Agreement effective as of May 1, 2000, between Massachusetts Mutual Life Insurance Company ("MassMutual") on behalf of each Registrant's series was filed as Exhibit No. D(1) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the Securities and Exchange Commission ("SEC") via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and David L. Babson and Company, Inc., regarding MassMutual Prime Fund, MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, each of the Prime, Core Bond and Core Equity Segments of the MassMutual Balanced Fund, the MassMutual Core Equity Fund and the MassMutual Small Cap Value Equity Fund was filed as Exhibit No. D(2) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and OppenheimerFunds, Inc., with respect to the MassMutual International Equity Fund was filed as Exhibit No. D(3) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Massachusetts Financial Services Company with respect to the MassMutual Growth Equity Fund was filed as Exhibit No. D(4) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Miller Anderson & Sherrerd LLP with respect to the MassMutual Mid Cap Growth Equity Fund was filed as Exhibit No. D(5) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and J.P. Morgan Investment Management Inc., with respect to the MassMutual Small Cap Growth Fund was filed as Exhibit No. D(6) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Waddell & Reed Investment Management Company with respect to the MassMutual Small Cap Growth Equity Fund was filed as Exhibit No. D(7) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Davis Selected Advisers, L.P. with respect to the MassMutual Large Cap Value Fund was filed as Exhibit No. D(8) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Janus Capital Corporation with respect to the MassMutual Aggressive Growth Fund was filed as Exhibit No. D(9) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Harris Associates L.P. with respect to the MassMutual Focused Value Fund was filed as Exhibit No. D(10)to Post-Effective Amendment No.15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and T. Rowe Price Associates Inc., with respect to the MassMutual Mid Cap Growth Equity II Fund was filed as Exhibit No. D(11) to Post-Effective Amendment No.15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and RS Investment Management with respect to the MassMutual Emerging Growth Fund was filed as Exhibit No. D(12) to Post-Effective Amendment No.15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Bankers Trust Company with respect to the MassMutual Indexed Equity Fund was filed as Exhibit No. D(13) to Post-Effective Amendment No.15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR), and is incorporated herein by reference.

Investment Sub-Advisory Agreement effective as of May 1, 2000, between MassMutual and Bankers Trust Company with respect to the MassMutual OYC 100 Fund was filed as Exhibit No. D(14) to Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (as filed with the SEC via EDGAR.